UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 23, 2011
INSULET CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
9 Oak Park Drive
Bedford, Massachusetts 01730
(Address of Principal Executive Offices, including Zip
Code)
Registrant’s telephone number, including area code: (781) 457-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last
Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-1.2
EX-5.1
EX-99.1
EX-99.2

Item 1.01 Entry into a Definitive Material Agreement.
Underwriting Agreements
On June 23, 2011, Insulet Corporation, a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Convertible Notes Underwriting Agreement”) with J.P. Morgan Securities LLC, as underwriter (the “Convertible Notes Underwriter”), relating to the issuance and sale by the Company to the Convertible Notes Underwriter of $125 million aggregate principal amount of 3.75% Convertible Senior Notes due 2016 (the “Convertible Notes”). The Company has granted the Convertible Notes Underwriter a 30-day option to purchase up to an additional $18.75 million aggregate principal amount of Convertible Notes, which the Convertible Notes Underwriter has exercised in full. The offering of Convertible Notes is expected to close on or about June 29, 2011, subject to customary closing conditions.
The Convertible Notes Underwriting Agreement contains customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Convertible Notes Underwriter for losses or damages arising out of or in connection with the sale of the Convertible Notes.
The offering of Convertible Notes is being made pursuant to a registration statement on Form S-3 (File No. 333-175067) filed with the Securities and Exchange Commission (the “Commission”) on June 22, 2011, in the form which became effective upon filing with the Commission (the “Convertible Notes Registration Statement”), the prospectus included in the Convertible Notes Registration Statement, a free writing prospectus relating the Convertible Notes filed with the Commission on June 24, 2011 and a final prospectus relating to the Convertible Notes filed with the Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended (the “Securities Act”) on June 24, 2011.
A copy of the Convertible Notes Underwriting Agreement is filed as Exhibit 1.1 with this report and incorporated herein by reference, and the foregoing description of the Convertible Notes Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Convertible Notes Underwriting Agreement.
On June 23, 2011, the Company entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with certain stockholders named in Schedule 2 thereto who acquired shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), in connection with the Company’s acquisition of Neighborhood Holdings, Inc. on June 1, 2011 (the “Selling Stockholders”), and J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Common Stock Underwriters” and, together with the Convertible Notes Underwriter, the “Underwriters”), relating to the sale by the Selling Stockholders of 1,153,420 shares of Common Stock (the “Shares”), at a per share purchase price to the public of $19.77. The offering of Shares is expected to close on or about June 29, 2011, subject to customary closing conditions.
The Common Stock Underwriting Agreement contains customary representations, warranties and covenants by the Company and the Selling Stockholders. It also provides for customary indemnification by each of the Company, the Selling Stockholders and the Common Stock Underwriters for losses or damages arising out of or in connection with the sale of the Shares.
The offering of Shares is being made pursuant to a registration statement on Form S-3 (File No. 333-174746) filed with the Commission on June 7, 2011, in the form which became effective upon filing with the Commission (the “Common Stock Registration Statement”), the prospectus included in the Common Stock Registration Statement, the preliminary prospectus supplement relating to the Shares filed pursuant to Rule 424(b)(3) on June 22, 2011, a free writing prospectus relating to the Shares filed with the Commission on June 24, 2011 and a final prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b)(4) of the Securities Act on June 24, 2011.
A copy of the Common Stock Underwriting Agreement is filed as Exhibit 1.2 with this report and incorporated herein by reference, and the foregoing description of the Common Stock Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Common Stock Underwriting Agreement.
Certain of the Underwriters and their affiliates have provided in the past to the Company and its affiliates and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for the Company and such affiliates in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions. In addition, from time to time, certain of the Underwriters and their affiliates may, subject to the extent permitted by law, effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in the Company’s debt or equity securities or loans, and may do so in the future.

Item 8.01 Other Events.
On June 22, 2011, the Company issued a press release announcing its intention to offer Convertible Notes and the intention of the Selling Stockholders to offer the Shares concurrently with the offering of Convertible Notes. On June 24, 2011, the Company issued a press release announcing the pricing of the concurrent offerings of the Convertible Notes and the Shares. A copy of each press release is filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.:	Description

1.1	Convertible Notes Underwriting Agreement dated June 23, 2011 between Insulet Corporation and J.P. Morgan Securities LLC.

1.2	Common Stock Underwriting Agreement dated June 23, 2011 among Insulet Corporation, the Selling Stockholders named in Schedule 2 thereto and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

5.1	Opinion of Goodwin Procter LLP, counsel to the Company, dated as of June 23, 2011.

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

99.1	Press Release dated June 22, 2011.

99.2	Press Release dated June 24, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION
June 28, 2011	By:	/s/ Brian Roberts
Brian Roberts
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.:	Description

1.1	Convertible Notes Underwriting Agreement dated June 23, 2011 between Insulet Corporation and J.P. Morgan Securities LLC.

1.2	Common Stock Underwriting Agreement dated June 23, 2011 among Insulet Corporation, the Selling Stockholders named in Schedule 2 thereto and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

5.1	Opinion of Goodwin Procter LLP, counsel to the Company, dated as of June 23, 2011.

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1)

99.1	Press Release dated June 22, 2011.

99.2	Press Release dated June 24, 2011.